                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

- --------------------------------------------------------------------------------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OF 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               AUGUST 22, 1996
                      ---------------------------------
                          (Earliest Event Reported)


                            NEWNAN HOLDINGS, INC.
                      ---------------------------------
                        (Exact Name of Registrant as
                          Specified in its Charter)



           GEORGIA                    333-4304                58-2232785
- ----------------------------    ---------------------    --------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                  Identification Number)


                  19 JEFFERSON STREET, NEWNAN, GEORGIA 30263
                  ------------------------------------------
                   (Address of principal executive offices)


                                (770)-253-5017
                  ------------------------------------------
                       (Registrant's Telephone Number)


        -------------------------------------------------------------
        (Former name of former address, if changed since last report)

ITEM 2.   ACQUISITION OF ASSETS.

     On August 22, 1996 Newnan Savings Bank, FSB announced that it had completed its reorganization of the savings bank into a holding company to be named Newnan Holdings, Inc. ("Company"). Simultaneous with the reorganization, the Company completed its acquisition of Southside Financial Group, Inc. and its subsidiary, the Citizens Bank and Trust of Fayette County. Both Newnan Savings Bank and Citizens Bank and Trust will operate as subsidiaries of the Company (Southside Financial Group, Inc. will be dissolved).

     As a result of the reorganization into the holding company, Newnan Savings Bank shareholders received one share of stock in the Company in exchange for one share of stock in the savings bank. Each outstanding share of Southside will be converted into the right to receive merger consideration in an amount equal to $41.00. The terms of the acquisition also provide that a Southside shareholder who owns 5,000 or more shares may elect to receive up to 50% of his or her merger consideration in the form of Newnan Holdings stock; however, no more than 145,000 additional shares of Newnan Holdings will be issued. The Company expects to issue approximately 133,000 shares of Newnan Holdings, Inc. Stock and pay approximately $13.8 million in cash to Southside Shareholders. Further information regarding the terms of the reorganization and the acquisition is contained in the Joint Proxy Statement for Special Meeting of Shareholders held August 21, 1996 under the captions "Terms of the Newnan Savings Reorganization" and "Terms of the Southside Acquisition", respectively, and is incorporated herein by reference to the Registration Statement on Form S-4 Registration Number 333-4304.

     Newnan Holdings will have approximately $250 million in assets.

     A copy of the press release announcing the execution of the agreement is attached hereto as Exhibit 99, and by this reference made a part hereof.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                     INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          The Company will file the required financial statements by amendment to this Report as soon as practicable, but not later than 60 days after September 5, 1996.

     (b)  Pro Forma Financial Information.

          The Company will file the required pro forma financial information by amendment to this Report as soon as practicable, but not later than 60 days after September 5, 1996.

     (c)  Exhibits-                                                  Index
                                                                    -----
          99 - Registrant's press release, date August 22, 1996 . . Page 5

          10.1 Plan of Reorganization, dated December 14, 1995 of Newnan Savings Bank into a holding company (incorporated by reference to Appendix A to the Company's Registration Statement on Form S-4 (Registration No. 333-4304).

          10.2 Agreement and Plan of Merger by and among Newnan Savings Bank, FSB, Newnan Holdings, Inc. and Southside Financial Group,
               Inc., Citizens Bank and Trust of Fayette County, and Interim Citizens Corporation dated November 2, 1995 (incorporated by reference to Appendix B to the Company's Registration Statement on Form S-4 (Registration No. 333-4304).

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEWNAN HOLDINGS, INC.



Dated: September 6, 1996               By:   /s/ DOUGLAS J. HERTHA
      -----------------------             --------------------------------
                                          Douglas J. Hertha
                                          Vice President